Ohio National Fund, Inc.	September 18, 2018

ON Conservative Model Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Investment Adviser: Ohio National Investments, Inc. (“Adviser”).

Portfolio Managers:

Name	Title	Date Began Managing Portfolio
Gary Rodmaker	President of Adviser; Chair of the Asset Allocation Committee	March 2017
Paul Gerard	Vice President of Adviser; Asset Allocation Committee Member	March 2017
Nick Trivett	Investment Officer of Adviser; Asset Allocation Committee Member	March 2017
Tara York	Asset Allocation Committee Member	September 2018